NUMBER	SHARES
_____C

KOREA MILESTONE ACQUISITION CORPORATION

INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

ORDINARY SHARES

SEE REVERSE FOR
CERTAIN DEFINITIONS

This Certifies that____________________________________________________________ is the owner of_______________________________________________________________	CUSIP XXXXXX XXX

FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF THE PAR VALUE OF $.0001 EACH OF

KOREA MILESTONE ACQUISITION CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

By:__________________________________ Sang Chul-Kim, CHAIRMAN	KOREA MILESTONE ACQUISITION CORPORATION CAYMAN ISLANDS SEAL 2008	By:__________________________________ Soo Hyung Lee, SECRETARY

CONTINENTAL STOCK & TRANSFER COMPANY,
as transfer agent and registrar

By:_______________________________
Steven Nelson, Chairman

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common                 UNIF GIFT MIN ACT - ____________   Custodian ____________
 TEN ENT -   as tenants by the entireties                                                         (Cust)                                    (Minor)
 JT TEN -       as joint tenants with right of survivorship under Uniform Gifts to Minors Act of ______________________
                  and not as tenants in common

Additional Abbreviations may also be used though not in the above list.

KOREA MILESTONE ACQUISITION CORPORATION

The Company will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the ordinary shares represented thereby are issued and shall be held subject to all the provisions of the Memorandum and Articles of Association and all amendments thereto and resolutions of the Board of Directors providing for the issue of preferred shares (copies of which may be obtained from the secretary of the Company), to all of which the holder of this certificate by acceptance hereof assents.

For value received, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

_____________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,
PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust account only in the event of the Corporation’s liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Corporation. In no other circumstances shall the holder have any right or interest of any kind in or to the trust account.